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                                                    Amended Exhibit 27.1
             Consolidated Delivery & Logistics , Inc.
              Restated Earnings Per Share due to the
      Adoption of Statement of Financial Accounting Standard
                              No. 128
 For Each of the Three Years in the Period Ended December 31, 1997 and for Each of the Quarters in the Two Years Ended December 31,
                               1997



For the Year Ended December 31, 1995:
Basic and diluted loss per share                                        ($.10)
                                                               ================

For the Three Months Ended March 31, 1996:
Basic and diluted income per share                                       $.03
                                                               ================

For the Three Months Ended June 30, 1996:
Basic and diluted income per share                                       $.05
                                                               ================

For the Three Months Ended September 30, 1996:
Basic and diluted income per share                                       $.07
                                                               ================

For the Three Months Ended December 31, 1996:
Basic and diluted loss per share                                        ($.25)
                                                               ================

For the Year Ended December 31, 1996:
Basic and diluted loss per share                                        ($.10)
                                                               ================

For the Three Months Ended March 31, 1997:
Basic and diluted income per share                                       $.02
                                                               ================

For the Three Months Ended June 30, 1997:
Basic and diluted income per share                                       $.03
                                                               ================

For the Three Months Ended September 30, 1997:
Basic and diluted income per share                                       $.01
                                                               ================

For the Three Months Ended December 31, 1997
Basic and diluted income per share                                       $.01
                                                               ================

For the Year Ended December 31, 1997:
Basic and diluted income per share                                       $.07
                                                               ================